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                                                                    EXHIBIT 99.1

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Jay T. Flatley and Timothy M. Kish hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Illumina, Inc.

2. The Form 10-K report of Illumina, Inc. that this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-K report of Illumina, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Illumina, Inc.

Dated: March 27, 2003

                                  By:      /s/ Jay T. Flatley
                                           -----------------------
                                           Jay T. Flatley
                                           President and Chief Executive Officer

                                  By:      /s/ Timothy M. Kish
                                           -------------------------------------
                                           Timothy M. Kish
                                           Chief Financial Officer

A signed original of the written statement required by Section 906 has been provided to Illumina, Inc. and will be retained by Illumina, Inc. and furnished to the Securities and Exchange Commission or the Staff upon request.